                                                                     EXHIBIT 1.1

                                7,500,000 Shares

                         IMPAC MORTGAGE HOLDINGS, INC.

                                  Common Stock
                          ($ 0.01 Par Value Per Share)

                             UNDERWRITING AGREEMENT



February 7, 2002

                             UNDERWRITING AGREEMENT

                                                                February 7, 2002

UBS Warburg LLC
RBC Dain Rauscher Inc.
Jolson Merchant Partners, LLC
Sandler O'Neill & Partners, L.P.,
as Underwriters
c/o UBS Warburg LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

          Impac Mortgage Holdings, Inc., a Maryland corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of 7,300,000 shares of Common Stock, $
0.01 par value per share (the "Common Stock"), of the Company (the "Company Shares") and HBK MasterFund, L.P. (the "Selling Stockholder") proposes to sell to the Underwriters 200,000 shares of Common Stock (the "Stockholder Shares"). The aggregate of 7,500,000 shares to be sold by the Company and the Selling Stockholder is hereinafter referred to as the "Firm Shares". In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 1,125,000 shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares". The Shares are described in the Prospectus which is referred to below.

          The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-74432) including a prospectus, relating to the Company Shares and a registration statement on Form S-3 (File No. 333-63456) including a prospectus, relating to the Stockholder Shares (the "Selling Stockholder Registration Statement"), each of which incorporates by reference documents which the Company has filed in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the "Exchange Act"). The Company has prepared a prospectus
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                                      -2-

supplement (the "Prospectus Supplement"), including the prospectuses included in the registration statements referred to above and the documents incorporated by reference therein, setting forth the terms of the offering, sale and plan of distribution of the Shares and additional information concerning the Company and its business and the Selling Stockholder. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses, containing the prospectuses included in the registration statements, as supplemented by a preliminary Prospectus Supplement and the documents incorporated by reference therein (each thereof, including the documents incorporated therein by reference, being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statements referred to above, each as amended when they became effective, including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, are herein called the "Registration Statement", and the prospectuses, including all documents incorporated therein by reference, included in the Registration Statement, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), are herein called the "Prospectus". Any reference herein to the Registration Statement, the Prospectus, any Preliminary Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend", "amendment", or "supplement" with respect to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.

          The Company, the Selling Stockholder and the Underwriters agree as follows:

1.  Sale and Purchase.  Upon the basis of the warranties and representations and
    -----------------
subject to the terms and conditions herein set forth, the Company and the Selling Stockholder agree, severally and not jointly, to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Stockholder the aggregate number of Firm Shares (subject to such adjustment as you may determine to avoid fractional shares) which bears the same proportion to the number of Firm Shares to be sold by the Company or by the Selling Stockholder, as the case may be, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A
                                                                  ----------
annexed hereto bears
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                                      -3-

to the total number of Firm Shares to be sold by the Company and the Selling Stockholder, in each case at a purchase price of $7.755 per Share. The Company and the Selling Stockholder are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

          In addition, the Company hereby grants to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them (subject to such adjustment as you shall determine to avoid fractional shares), all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Stockholder for the Firm Shares. This option may be exercised by you on behalf of the several Underwriters at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "Option Closing Date"; provided, however, that the Option Closing Date
                                 --------  -------
shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto
                                                          ----------
bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares). As used herein "business day" shall mean a day on which the New York Stock Exchange is open for trading.

2.  Payment and Delivery.  Payment of the purchase price for the Firm Shares
    --------------------
shall be made to the Company and the Selling Stockholder by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of the Depository Trust Company (DTC) for the respective accounts of the Underwriters. Such payment and delivery
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                                      -4-

shall be made at 10:00 A.M., New York City time, on February 13, 2002 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). Such date and time is referred to herein as the "Closing Date". The time at which such payment and delivery are actually made is hereinafter sometimes called the time of purchase. Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company and the Selling Stockholder agree to make such certificates available to you for such purpose at least two full business days preceding the time of purchase.

          Payment of the purchase price for the Additional Shares shall be made at the Option Closing Date in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the business day preceding the Option Closing Date. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Company agrees to make such certificates available to you for such purpose at least two full business days preceding the Option Closing Date.

3.  Representations and Warranties of the Company.  The Company represents and
    ---------------------------------------------
warrants to each of the Underwriters that:

(a) The Company meets the requirements for use of Form S-3 and the Registration Statement on Form S-3 relating to the Shares, including the Prospectuses and such amendments to such Registration Statement as may have been required prior to the date of this Agreement, has been prepared by the Company under the provisions of the Act, has been filed with the Commission and has become effective. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to the knowledge of the Company, threatened by the Commission. Copies of such Registration Statement and amendments and of the Prospectus have been delivered to the Underwriters. The Company has prepared and filed with the Commission pursuant to Rule 424(b) under the Act a preliminary prospectus supplement subject to completion, dated February 1, 2002, for use in connection with the offering of the Shares (the "Preliminary Prospectus Supplement"). A final Prospectus Supplement pertaining to the Shares will be prepared and filed by the Company with the Commission in accordance with Rule 424(b) on or before the second business day after the date hereof (or such earlier time as may be required under the Act);
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                                      -5-

(b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date, and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement, the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto) and any Preliminary Prospectus, including the financial statements included or incorporated by reference in the Prospectus, did or will comply with all applicable provisions of the Act and the Exchange Act, and will contain all statements required to be stated therein in accordance with the Act and the Exchange Act. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date of the Prospectus or any amendment or supplement to the Prospectus if filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the disclosure regarding stabilization and penalty bids and the amounts of the selling concession and reallowance set forth in the Prospectus Supplement under the caption "Underwriting" constitute the only information relating to any Underwriter furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement, the Prospectus, the Preliminary Prospectus Supplement or the Prospectus Supplement. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act;

(c) The documents which are incorporated by reference in the Prospectus or from which information is so incorporated by reference, when they
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                                      -6-

become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or omitted to state a material fact necessary in order to make the to make the statements therein, in the light of the circumstances under which they were made, not misleading and any further documents so filed and incorporated by reference shall, when they are filed with the Commission, conform in all material respect with the requirements of the Act or the Exchange Act, as applicable;

(d) The only subsidiaries (as defined in the Act) of the Company are IMH Assets Corporation ("IMH Assets") and Impac Warehouse Lending Group, Inc. ("IWLG"); Novelle Financial Services, Inc. ("NFS") and Impac Secured Assets Corporation ("SAC") are wholly-owned subsidiaries of Impac Funding Corporation ("IFC"); IMH Assets, IWLG, NFS, SAC and IFC, an affiliate of the Company, are collectively referred to herein as the "Subsidiaries"; complete and correct copies of the certificates of incorporation and of the bylaws of the Company and the Subsidiaries and all amendments thereto have been delivered to you, and except as set forth in the exhibits to the Registration Statement, as of the date hereof, no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date. The Company and each of its Subsidiaries is, and at the Closing Date and, if later, the Option Closing Date, will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its Subsidiaries has, and at the Closing Date and, if later, the Option Closing Date, will have, corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its Subsidiaries is, and at the Closing Date and, if later, the Option Closing Date, will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it, or the character of the assets owned or leased by it, makes such licensing or qualification necessary, except where the failure to so qualify will not have a material adverse effect on the Company or any of its Subsidiaries or their respective business, properties, business prospects, condition (financial or otherwise) or results of operations or on the transactions contemplated hereby (a "Material Adverse Effect"). All of the outstanding shares of the capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company or a Subsidiary (other than the outstanding common stock of IFC, which is owned by Joseph R. Tomkinson, William S.

Ashmore and Richard J. Johnson), to the extent and as is described in the Prospectus, free and clear of all liens, encumbrances and claims whatsoever. Except for the stock of the Subsidiaries and as disclosed in the Registration Statement, the Company does not own, and at the Closing Date and, if later, the Option Closing Date, will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity (other than mortgage-backed securities held by the Company for long-term investment in the ordinary course of business). The outstanding shares of preferred stock of IFC have the rights and preferences described in the Prospectus;

(e) All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized and upon such issuance will be validly issued, fully paid and nonassessable and are not subject to any preemptive right, resale right, right of first refusal or similar right and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders. The description of the Common Stock in the Registration Statement and the Prospectus is, and at the Closing Date and, if later, the Option Closing Date, will be, complete and accurate in all respects. Except as set forth in the Prospectus, there are no, and at the Closing Date and, if later, the Option Closing Date, will not be, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible or exchangeable into, or any contracts, commitments, plans or arrangements to issue or sell, any shares of capital stock of the Company, any shares of capital stock of any Subsidiary or any such warrants, convertible or exchangeable securities or obligations. The descriptions of the Company's stock option and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately present the information required to be shown with respect to such plans, arrangements, options and rights;

(f) As of September 30, 2001, the Company has an authorized capitalization as set forth under the heading entitled "Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the Closing Date, the Company shall have an authorized capitalization as set forth under the heading entitled "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization";

(g) The financial statements and schedules included or incorporated by reference in the Registration Statement and the Prospectus present the consolidated financial condition of the Company and IFC as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and IFC for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company or IFC are required by the Act and the Exchange Act to be included in the Registration Statement or the Prospectus. KPMG LLP (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company and IFC as required by the Act. The statements included in the Registration Statement with respect to the Accountants pursuant to Item 509 of Regulation S-K under the Act are true and correct in all material respects. The selected financial data set forth in the Prospectus under the captions "Capitalization" and "Selected Financial Data" fairly present the information set forth therein on the basis stated therein;

(h) Each of the Company and its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability of assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company or any of its Subsidiaries, or any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, (ii) neither the Company nor any of its Subsidiaries has incurred nor will incur any material liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein or in the ordinary course of business and (iii) neither the Company nor any of its Subsidiaries has and none of them will have paid or
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                                      -9-

declared any dividends or other distributions of any kind on any class of their respective classes of capital stock;

(j) Neither the Company nor any of its Subsidiaries is, and if operated in the manner described in the Prospectus and after giving effect to the offering and sale of the Shares, none of them will be, an "investment company," an entity "controlled" by an "investment company" or an "affiliated person", or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

(k) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might result in a Material Adverse Effect;

(l) The Company and each of its Subsidiaries has, and at the Closing Date and, if later, the Option Closing Date, will have (i) all governmental licenses, permits, consents, orders, approvals and other authorizations, and has made all governmental or regulatory filings, as are necessary to carry on its business as contemplated in the Prospectus, (ii) complied in all respects with all laws, regulations and orders applicable to it or its business and (iii) performed all its obligations required to be performed by it, and is not, and at the Closing Date and, if later, the Option Closing Date, will not be, in breach of or default under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected, the effect of any of which, individually or in the aggregate, might result in a Material Adverse Effect and no event has occurred which with notice, lapse of time or both would result in such breach or default. To the knowledge of the Company and each of its Subsidiaries, no other party under any contract or other agreement to which it is a party is in breach or default in any respect thereunder. Neither the Company nor any of its subsidiaries is, nor at the Closing Date and, if later, the Option Closing Date, will any of them be, in violation of any provision of its charter or by-laws;

(m) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the consummation of the transactions contemplated hereby and the application of the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under the caption "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the charter or by-laws of the Company or any of its Subsidiaries, any contract or other agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its Subsidiaries the effect of any of which, individually or in the aggregate, might have a Material Adverse Effect;

(n) No consent, approval, authorization or order of, or any filing or declaration with, any court or any national, state or local governmental agency, regulatory commission, board, authority or body is required in connection with the (i) authorization, issuance, transfer, sale or delivery of the Shares by the Company, (ii) the execution, delivery and performance of this agreement by the Company or (iii) the taking by the Company of any other action contemplated hereby, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares;

(o) The Company and each of its subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances, mortgages, security interests, claims or restrictions, except such as are described in, or contemplated by, the Prospectus and except such which would not have a Material Adverse Effect. The Company and each of its Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and which do not materially interfere with the use made and proposed to be made of such properties by the Company and such Subsidiaries;

(p) All legal or governmental proceedings, contracts, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required. All such contracts to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against the Company or such Subsidiary in accordance with the terms thereof;

(q) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate of document required by this Agreement to be delivered to the Underwriters was or will be, when made, inaccurate, untrue or incorrect;

(r) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(s) No person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any securities of the Company because of the filing of the Registration Statement or the offering of the Shares, nor does any person have preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any of the Shares other than those that have been expressly waived prior to the date hereof;

(t) The Shares are duly authorized for listing, subject to official notice of issuance, on the American Stock Exchange;

(u) Neither the Company nor any of its Subsidiaries is involved in any material labor dispute nor, to the knowledge of the Company, is any such dispute threatened;

(v) The Company and its Subsidiaries own, or are licensed or otherwise have the full and exclusive right to use all material trademarks and trade names which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. To the Company's knowledge, no claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company and its Subsidiaries, of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person;

(w) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any officer, director, employee or agent acting on behalf of the Company or any of its Subsidiaries has at any time (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any contributions to any candidate for political office in accordance with any applicable statute, rule, regulation or ordinance requiring such disclosure,
(ii) made any payment to any local, state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which the Company or any Subsidiary sells or from which the Company or any Subsidiary buys products for the purpose of influencing such agent or person to buy products from or sell products to the Company or such Subsidiary, or (iv) except as described in the Prospectus, engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company or such Subsidiary;

(x) As of the Closing Date and, if later, the Option Closing Date, the Company and its Subsidiaries shall be insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they engage as described in the Prospectus; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it or any Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its proposed business at a cost that would not result in a Material Adverse Effect;

(y) As of the Closing Date and, if later, the Option Closing Date, the Company shall be, and if operated in the manner described in the Prospectus shall remain, qualified as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986 (the "Code"), and intends to operate in a manner so as to continue to remain so qualified;

(z) Neither the Company nor any of its Subsidiaries is, and if operated in the manner described in the Prospectus, will not be a "broker" within the meaning of
Section 3(a)(4) of the Exchange Act or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to Section 15(a) of the Exchange Act; and

(aa) The Company has obtained the agreement of (i) the Selling Stockholder, (ii) IFC and (iii) each of the Company's and IFC's respective directors and officers not to sell, offer to sell, contract to sell, hypothecate, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock (other than options granted pursuant to employee benefit plans existing on the date of this Agreement and, in the case of the Company, shares of Common Stock issuable upon the exercise of such outstanding options) for a period of 45 days after the date of the Prospectus (or 30 days in the case of the Selling Stockholder).

4.   Representations and Warranties of the Selling Stockholder.  The Selling
     ---------------------------------------------------------
Stockholder represents and warrants to each Underwriter that:

(a) The Selling Stockholder has and, at the time of delivery thereof, will have valid and marketable title to the number of Shares to be sold by the Selling Stockholder pursuant to this Agreement, and upon delivery of and payment for such Shares at the time of purchase, the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer (other than restrictions on transfer imposed by the securities or Blue Sky laws of certain jurisdictions) or other defect in title;

(b) The Selling Stockholder has duly executed and delivered, a Custody Agreement (the "Custody Agreement") in the form heretofore furnished to you, and has duly executed and delivered to the American Stock Transfer & Trust Company, as custodian, a share transfer form relating to all of the Shares to be sold by the Selling Stockholder hereunder, and the Selling Stockholder has duly executed and delivered a Power of Attorney (the "Power of Attorney"), in the form heretofore furnished to you, appointing the persons indicated therein, and each of them, as the Selling Stockholder's attorneys-in-fact;

(c) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement, and for the sale and delivery of the Shares to be sold by it hereunder, have been obtained, except as required under the securities and Blue Sky laws of certain jurisdictions;

(d) The Selling Stockholder has full limited partnership power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement, and this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized, executed and delivered by the Selling Stockholder, are valid and binding agreements of the Selling Stockholder and are enforceable against the Selling Stockholder in accordance with the terms hereof and thereof, except for the indemnification and contribution provisions hereof and except as may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies;

(e) The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its agreements in, this Agreement, the Power of Attorney and the Custody Agreement do not and will not (i) violate the organizational documents of the Selling Stockholder or (ii) breach or result in a default under, cause the time for performance of any obligation to be accelerated under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Stockholder Shares pursuant to the terms or provisions of any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, capital lease or other evidence of indebtedness of the Selling Stockholder or (iii) result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or its property; and

(f) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares in this offering.

5.   Certain Covenants of the Company.  The Company hereby agrees and the
     --------------------------------
Selling Stockholder with respect to paragraph (p) of this Section 5 (severally and not jointly and severally with the Company, and solely with respect to the Stockholder Shares) hereby agrees:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign
--------
corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 A.M., (New York City time), on or before the second Business Day following the date of this Agreement and to make available to the Underwriters in New York City, as soon as practicable, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus within the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

(c) to advise you promptly and (if requested by you) to confirm such advice in writing, when any post-effective amendment thereto becomes effective and when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rules);

(d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus, including by filing any documents that would be incorporated therein by reference, and to file no such amendment or supplement to which you shall object in writing;

(e) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

(f) to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission,
(iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company or its Subsidiaries, in each case as soon as such reports, communications, documents or information becomes available;

(g) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

(h) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than February 7, 2003;

(i) to furnish to its stockholders within 120 days after the end of each fiscal year, for so long as the Company shall not be required to file annual and periodic reports with the Commission under the Exchange Act, audited financial statements (including a balance sheet and statements of income, stockholders' equity and of cash flow of the Company for such fiscal year), accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants;

(j) to furnish to you three signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(k) to furnish to you as early as practicable prior to the time of purchase and the Option Closing Date, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 7(b) hereof;

(l) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

(m) to comply with all provisions of any undertakings contained in the Registration Statement;

(n) to pay all costs, expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 6 hereof and (iii), (iv) and (vi) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any powers of attorney, any custody agreements and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on NASDAQ and any registration thereof under the Exchange Act,
(vi) any filing for review of the public offering of the Shares by the NASD and
(vii) the performance of the Company's other obligations hereunder;

(o) to furnish to you, before filing with the Commission subsequent to the effective date of the Registration Statement and for so long as a prospectus is required to be delivered in connection with the offering or delivery of the Shares, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act;

(p) not to sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to the Underwriters pursuant to this Agreement and except for options granted pursuant to employee benefit plans existing on the date of this Agreement and for shares of Common Stock issuable upon the exercise of such outstanding options for a period of 90 days after the date hereof, without the prior written consent of UBS Warburg LLC (or 45 days in the case of each officer and director of the Company or IFC or 30 days in the case of the Selling Stockholder);

(q) to use its best efforts to cause the Shares to be listed on the American Stock Exchange; and

(r) not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares; and not invest in futures contracts, options on futures contracts or options on commodities, unless the Company is exempt from the registration requirements of the Commodity Exchange Act, as amended (the "Commodity Act"), or otherwise complies with the Commodity Act. The Company will not engage in any activities bearing on the Commodity Act, unless such activities are exempt from the Commodity Act or otherwise comply with the Commodity Act.

6.   Reimbursement of Underwriters' Expenses.  If this Agreement shall be
     ---------------------------------------
terminated by the Company or the Selling Stockholder pursuant to any of the provisions hereof (otherwise than pursuant to Section 8 or 9) or if for any reason the Company or the Selling Stockholder shall be unable to perform its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 5(n) hereof, will reimburse the several Underwriters for all of their out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection therewith.

7.   Conditions of Underwriters' Obligations.  The several obligations of the
     ---------------------------------------
Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the Option Closing Date are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder on the date hereof and at the time of purchase (unless previously waived) and at the Option Closing Date, as the case may be), the performance by the Company and the Selling Stockholder of their respective obligations hereunder and to the following additional conditions precedent:

(a) The Company shall furnish to you at the time of purchase and at the Option Closing Date, as the case may be, an opinion of Kirkpatrick & Lockhart LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase, or the Option Closing Date, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Sullivan & Cromwell, counsel for the Underwriters, stating that:

     (i) The Company and each of its Subsidiaries is a corporation duly incorporated, existing and in good standing under the laws of its jurisdiction of incorporation and has corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. Each Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect. The Company is, directly or indirectly, the sole record owner and to such counsel's knowledge the sole beneficial owner of all of the capital stock of IWLG and IMH Assets, and all of the Preferred Stock of IFC to the extent and as described in the Prospectus. To such counsel's knowledge, all of the outstanding shares of common stock of IFC is owned by Joseph R. Tomkinson, William S. Ashmore and Richard J. Johnson, each an officer of the Company. To such counsel's knowledge, IFC is the beneficial owner of all of the outstanding capital stock of SAC.

     (ii) All of the outstanding shares of Common Stock and the shares of capital stock of the Subsidiaries have been, and the Shares to be sold by the Company when paid for by the Underwriters in accordance with the terms of this Agreement, will be, duly authorized, validly issued in compliance with all federal and state securities laws, fully paid and nonassessable and (a) to such counsel's knowledge, not issued in violation of any preemptive right, resale right, right of first refusal or similar right and (b) will not be subject to any right of first refusal, resale right or preemptive or similar right under (i) the statutes, judicial and administrative decisions and the rules and regulations of the governmental agencies of the state of California, (ii) such Subsidiaries' charter or by-laws or (iii) any instrument, document, contract or other agreement referred to in the Registration Statement or any instrument, document, contract or agreement filed as an exhibit to, or incorporated as an exhibit by reference in, the Registration Statement. Except as described in the Registration Statement or the Prospectus, to such counsel's knowledge, (x) there is no commitment or arrangement to issue, and (y) there are no outstanding options, warrants or other rights calling for the issuance of, any share of capital stock of the Company or any Subsidiary to any person or any security or other instrument that by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company.

     (iii) The authorized capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization". The description of the Common Stock of the Company and the preferred stock of IFC contained in the Prospectus conforms in all material respects to the terms thereof contained in the charter of the Company and the articles of incorporation of IFC, respectively, and is complete and accurate in all material respects.

     (iv) The Registration Statement, the Preliminary Prospectus and the Prospectus (including any documents incorporated by reference into the Registration Statement and the Prospectus, at the time they became effective or were filed, as amended) comply (or complied) in all material respects as to form with the requirements of the Act or the Exchange Act, as applicable (except that such counsel expresses no opinion as to financial statements and related schedules and other financial data contained in the Registration Statement or the Prospectus, or incorporated by reference therein).

     (v) To such counsel's knowledge, any instrument, document, lease, license, contract or other agreement (collectively, "Documents") required to be described or referred to in the Registration Statement or the Prospectus has been properly described or referred to therein and any Document required to be filed as an exhibit to the Registration Statement, or any document incorporated by reference therein, has been filed as an exhibit thereto or has been incorporated as an exhibit by reference therein; and, to such counsel's knowledge, no default exists, nor has any event occurred which with notice, lapse of time or both, would result in a default, in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Document filed or required to be filed as an exhibit to the Registration Statement, or any document incorporated by reference therein.

     (vi) To such counsel's knowledge, except as disclosed in the Registration Statement or the Prospectus, as amended, no person or entity has the right to require the registration under the Act of shares of Common Stock or other securities of the Company by reason of the filing or effectiveness of the Registration Statement.

     (vii) To such counsel's knowledge, none of the Subsidiaries is in violation of its charter or by-laws.

     (viii) All descriptions in the Prospectus and the Prospectus Supplement as such descriptions have been updated by descriptions in the Prospectus Supplement, or incorporated by reference therein, of statutes, regulations or legal or governmental proceedings to the extent that they constitute matters of law or legal conclusions, are accurate in all material respects and present in all material respects the information required to be shown by the Act and the Exchange Act and the rules and regulations promulgated thereunder.

     (ix) The Company has the corporate power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company.

     (x) The execution and delivery by the Company of, and the performance by the Company of its agreements in, this Agreement do not and will not (i) breach or result in a default under, cause the time for performance of any obligation to be accelerated under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the express terms or provisions of, (x) any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, capital lease or other evidence of indebtedness of which such counsel has knowledge, (y) any voting trust arrangement or any contract or other agreement that restricts the ability of the Company to issue securities and of which such counsel has knowledge or (z) any Document filed as an exhibit to, or incorporated as an exhibit by reference in, the Registration Statement, (ii) breach or otherwise violate any existing obligation of the Company under any court or administrative order, judgment or decree of which such counsel has knowledge and which names the Company or its Subsidiaries and is specifically directed to it or its properties or its Subsidiaries or their properties or (iii) violate applicable provisions of any statute or regulation of the State of California existing or in effect as of the date of such opinion.

     (xi) No consent, approval, authorization or order of, or any filing or declaration with, any court or any governmental agency, regulatory commission, board, authority or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking by the Company of any action contemplated thereby or, if so required, all such consents, approvals, authorizations and orders, have been obtained and are in full force and effect, except such as have been obtained under the Act and the Rules and Regulations and such as may be required under state securities or Blue Sky laws or by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Company Shares.

     (xii) None of the Company or any of its Subsidiaries is, and if operated solely in the manner described in the Prospectus will be, (i) an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act or (ii) a "broker" within the meaning of Section 3(a)(4) of the Exchange Act or a "dealer" within the meaning of
     Section 3(a)(5) of the Exchange Act or required to be registered pursuant to Section 15(a) of the Exchange Act.

     (xiii) The Shares have been duly authorized for listing by the American Stock Exchange upon official notice of issuance.

     (xiv) To such counsel's knowledge, the Registration Statement has become effective under the Act and no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened, pending or contemplated.

     (xv) All pending or threatened legal or governmental proceedings of which such counsel has knowledge and which are required by the Act or the Exchange Act and the rules and regulations promulgated thereunder to be described in the Registration Statement or the Prospectus have been so described as required. To such counsel's knowledge, except as set forth in or contemplated by the Registration

     Statement and the Prospectus, there are no actions, suits, proceedings or investigations pending or overtly threatened in writing against the Company or any of its Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any court, governmental agency or arbitrator which (i) seek to challenge the legality or enforceability of this Agreement, (ii) seek to challenge the legality or enforceability of any of the Documents filed, or required to be filed, as exhibits to the Registration Statement or any document incorporated by reference therein,
     (iii) seek damages or other remedies with respect to any of the Documents filed, or required to be filed, as exhibits to the Registration Statement,
     (iv) seek to impose criminal penalties upon the Company, any of its Subsidiaries or any of their respective officers or directors in their capacities as such and of which such counsel has knowledge or (v) seek to enjoin any of the business activities of the Company or any of its Subsidiaries or the transactions described in the Prospectus; except (in
                                                                   ------
     the case of clauses (ii), (iii) and (v) above) where such illegality, unenforceability, damages, penalties or injunction which such counsel believes would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (xvi) Such counsel is not opining as to factual matters, and the character of determinations involved in the registration process is such that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the information included in the Registration Statement, the Preliminary Prospectus, the Prospectus Supplement and the Prospectus. Such counsel assumes the correctness and completeness of the information included in the Registration Statement, the Preliminary Prospectus, the Prospectus Supplement and the Prospectus and such counsel has made no independent investigation or verification of that information (except as and to the extent set forth in subparagraphs (iii) and (viii) above). Such counsel has participated in the preparation of the Registration Statement, the Preliminary Prospectus, the Prospectus Supplement and the Prospectus and, such counsel can advise you that nothing has come to the attention of such counsel that causes them to believe that, both as of the Effective Date and as of the Closing Date and the Option Closing Date, the Registration Statement, or any amendment thereto, including the documents incorporated by reference therein, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any Prospectus Supplement, Prospectus or any amendment or supplement thereto, including any documents incorporated by reference into the Prospectus Supplement or Prospectus, as the case may be, at the time it was issued, at the time any such amended or supplemented Prospectus Supplement or Prospectus, as the case may be, was issued, at the Closing Date and at the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order make the statements therein, in the light of the circumstances in which they were made not misleading (except that such counsel need not express any opinion with respect to financial statements and related notes and schedules and other financial and accounting information, included in, incorporated by reference in, or omitted from the Registration Statement, the Prospectus, the Prospectus Supplement or any further amendment or supplement to any of them).

          In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance satisfactory to Underwriters' counsel) of other counsel acceptable to Underwriters' counsel as to matters governed by the laws of jurisdictions other than the United States, the State of California and the State of New York, and as to matters of fact, upon certificates of officers of the Company and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel and, in such counsel's opinion, such counsel and the Underwriters are justified in relying on such opinions of other counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Underwriters on the Closing Date and the Option Closing Date.

(b) You shall have received from the Accountants letters dated, respectively, the date of this Agreement, the time of purchase and the Option Closing Date, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by UBS Warburg LLC.

(c) You shall have received at the time of purchase and at the Option Closing Date, as the case may be, the favorable opinion of Sullivan & Cromwell, counsel for the Underwriters, dated the time of purchase or the Option Closing Date, as the case may be, with respect to the incorporation of the Company, the validity of the Shares, the Registration Statement, the Prospectus and other matters as you reasonably may request. In rendering such opinion, Sullivan & Cromwell may rely upon the opinion of McKee Nelson LLP on all matters of Maryland law.

(d) You shall have received at the time of purchase and at the Option Closing Date, as the case may be, the favorable opinion of McKee Nelson LLP, Maryland counsel to the Company, dated the time of purchase or the Option Closing Date, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to Sullivan & Cromwell, counsel for the Underwriters, stating it is limited to matters of Maryland law and that:

     (i) The Company is a corporation duly organized, existing and in good standing under the laws of its jurisdiction of incorporation and has full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus.

     (ii) All of the outstanding shares of Common Stock have been, and the Shares to be sold by the Company when paid for by the Underwriters in accordance with the terms of this Agreement will be, duly authorized, validly issued, fully paid and nonassessable and the outstanding Shares of Common Stock were not and the Shares will not be subject to any right of first refusal, resale right or preemptive or similar right under (i) the statutes, judicial and administrative decisions and the rules and regulations of the governmental agencies of the State of Maryland or (ii) the Company's charter or by-laws.

     (iii) The of authorized capital stock of the Company is as set forth in the Prospectus Supplement under the caption "Capitalization". The description of the Common Stock contained in the Prospectus conforms to the terms thereof contained in the Company's charter and is complete and accurate in all material respects. The form of certificate used to represent the Common Stock is in due and proper form and complies in all material respects with all applicable requirements of the Maryland General Corporation Law.

     (iv) The Company is not (a) in violation of its charter or by-laws or (b), to such counsel's knowledge, in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree of the State of Maryland, except, in the case of (b), as may be described in the Prospectus or such as in the aggregate do not have a material adverse effect upon the results of operations, business, properties, business prospects, condition (financial or otherwise) of the Company or the transactions contemplated in this Agreement.

     (v) All descriptions in the Prospectus and the Prospectus Supplement as such descriptions have been updated by descriptions in the Prospectus Supplement, or incorporated by reference therein, of statutes, regulations or legal or governmental proceedings as they pertain to the laws of the state of Maryland and to the extent that they constitute matters of law or legal conclusions are accurate in all material respects and present in all material respects the information required to be shown, including those contained in the Prospectus under the caption "Certain Provisions of Maryland law and of the company's charter and bylaws", and in the Prospectus Supplement under the caption "Certain changes to Maryland law."

     (vi) The Company has full corporate power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company.

     (vii) The execution and delivery by the Company of, and the performance by the Company of its agreements in, this Agreement do not and will not (i) violate the Company's charter or by-laws or (ii) violate applicable provisions of any statute or regulation in the State of Maryland.

     (viii) No consent, approval, authorization or order of, or any filing or declaration with, any court or any governmental agency, regulatory commission, board, authority or body of the State of Maryland is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking by the Company of any action contemplated thereby or, if so required, all such consents, approvals, authorizations and orders, have been obtained and are in full force and effect.

(e) You shall have received at the time of purchase and at the Option Closing Date, as the case may be, the favorable opinion of McKee Nelson LLP, tax counsel to the Company, dated the time of purchase or the Option Closing Date, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to Sullivan & Cromwell, counsel for the Underwriters, stating that:

     (i) All descriptions in the Prospectus and the Prospectus Supplement as such descriptions have been updated by descriptions in the Prospectus Supplement, or incorporated by reference therein of statutes, regulations or legal or governmental proceedings relating to federal tax matters are accurate in all material respects and present in all material respects the information required to be shown, including those contained in the Prospectus under the caption "Federal Income Tax Considerations," and those included in the Prospectus Supplement under the caption "Material Federal Income Tax Consequences."

(f) You shall have received at the time of purchase and at the Option Closing Date, as the case may be, the favorable opinion of Ronald M. Morrison, General Counsel of the Company, dated the time of purchase or the Option Closing Date, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Sullivan & Cromwell, counsel for the Underwriters, stating that:

     (i) To such counsel's knowledge, the Company is not in violation of its charter or bylaws and none of its Subsidiaries is in violation of its charter or by-laws and none of the Company or any of its Subsidiaries is in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree of the United States or the State of California, except as may be described in the Prospectus or such as in the aggregate do not have a Material Adverse Effect.

     (ii) Such counsel has participated in the preparation of the Registration Statement, the Preliminary Prospectus and the Prospectus and, without assuming any responsibility for the accuracy, completeness and fairness of the statements contained in the Registration Statement, the Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or in any document incorporated by reference into the Preliminary Prospectus or the Prospectus, nothing has come to the attention of such counsel that causes him to believe that, both as of the Effective Date and as of the Closing Date and the Option Closing Date, the Registration Statement, or any amendment thereto, including the documents incorporated by reference therein, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any Prospectus Supplement, Prospectus or any amendment or supplement thereto, including any documents incorporated by reference into the Prospectus Supplement or Prospectus, as the case may be, at the time it was issued, at the time any such amended or supplemented Prospectus Supplement or Prospectus, as the case may be, was issued, at the Closing Date and at the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order make the statements therein, in the light of the circumstances in which they were made, not misleading (except that such counsel need not express any opinion as to financial statements and schedules and other financial data contained in the Registration Statement or the Prospectus or incorporated by reference therein).

          In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance satisfactory to Underwriters' counsel) of other counsel acceptable to Underwriters' counsel as to matters governed by the laws of jurisdictions other than the United States and the State of California, and as to matters of fact, upon certificates of officers of the Company and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel and, in such counsel's opinion, such counsel and the Underwriters are justified in relying on such opinions of other counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Underwriters on the Closing Date and the Option Closing Date.

(g) The Selling Stockholder shall furnish to you at the time of purchase, as the case may be, a favorable opinion of Hughes & Luce LLP, counsel for the Selling Stockholder, addressed to the Underwriters, and dated the time of purchase, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to Sullivan & Cromwell, counsel for the Underwriters, stating the following:

     (i) The Selling Stockholder has the limited partnership power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement, and this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized, executed and delivered by the Selling Stockholder.

     (ii) To the knowledge of such counsel, no consent, approval, authorization or order of, or any filing or declaration with, any court or any governmental agency, regulatory commission, board, authority or body is required in connection with the authorization, transfer, sale or delivery of the Selling Stockholder Shares by the Selling Stockholder, in connection with the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Stockholder or in connection with the taking by the Selling Stockholder of any action contemplated thereby or, if so required, all such consents, approvals, authorizations and orders, have been obtained and are in full force and effect, except such as have been obtained under the Act and the Rules and Regulations and such as may be required under state securities or Blue Sky laws or by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Selling Stockholder Shares.

     (iii) To the knowledge of such counsel, upon payment for and delivery of the Selling Stockholder Shares with all necessary endorsements in accordance with the terms of the Underwriting Agreement, and assuming the Underwriters are acquiring the Selling Stockholder Shares in good faith without notice of any adverse claim, the Underwriter's will acquire all rights in the Selling Stockholder Shares that the Selling Stockholder had power to transfer free and clear of any adverse claim.

     (iv) The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its agreements in, this Agreement, the Power of Attorney and the Custody Agreement do not and will not violate the organizational documents of the Selling Stockholder.

           In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance satisfactory to Underwriters' counsel) of other counsel acceptable to Underwriters' counsel as to matters governed by the laws of jurisdictions of the Cayman Islands, and as to matters of fact, upon certificates of officers of the Selling Stockholder and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel and, in such counsel's opinion, such counsel and the Underwriters are justified in relying on such opinions of other counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Underwriters on the Closing Date.

(h) The Selling Stockholder shall furnish to you at the time of purchase, as the case may be, a favorable opinion of Jon L. Mosle, General Counsel for HBK Investments L.P., the Investment Manager of the Selling Stockholder, addressed to the Underwriters, and dated the time of purchase, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to Sullivan & Cromwell, counsel for the Underwriters, stating the following:

     (i) The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its agreements in, this Agreement, the Power of Attorney and the Custody Agreement do not and will not (i) to such counsel's knowledge, breach or result in a default under, cause the time for performance of any obligation to be accelerated under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Selling Stockholder pursuant to the terms or provisions of, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, capital lease or other evidence of indebtedness of which such counsel has knowledge, (ii) to such counsel's knowledge, breach or otherwise violate any existing obligation of the Selling Stockholder under any court or administrative order, judgment or decree of which such counsel has knowledge or (iii) violate applicable provisions of any statute or regulation in the Cayman Islands or the United States.

     (ii) To such counsel's knowledge, the statements in the Prospectus under the caption "Selling Security Holders and Plan of Distribution" insofar as such statements constitute a summary of the matters referred to therein present fairly in all material respects the information required for with respect to such matters.

          In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance satisfactory to Underwriters' counsel) of other counsel acceptable to Underwriters' counsel as to matters governed by the laws of jurisdictions of the Cayman Islands, and as to matters of fact, upon certificates of officers of the Selling Stockholder and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel and, in such counsel's opinion, such counsel and the Underwriters are justified in relying on such opinions of other counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Underwriters on the Closing Date.

(i) You shall have received at the time of purchase and at the Option Closing date, as the case may be, the favorable opinion of McKee Nelson LLP, Delaware counsel to the Company, dated the time of purchase or the Option Closing Date, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to Sullivan & Cromwell, counsel for the Underwriters, stating that it is limited to matters of Delaware law and that:

     (i) Novelle is a corporation duly organized, existing and in good standing in the State of Delaware and has full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statements and the Prospectus.

     (ii) All of the outstanding shares of the capital stock of Novelle are duly authorized, validly issued, fully paid and nonassessable, and the outstanding shares of such capital stock were not subject to any right of first refusal, resale right or preemptive or similar right under (i) the statutes, judicial and administrative decisions and the rules and regulations of the government agencies of the State of Delaware, or (ii) the charter or bylaws.

     (iii) All of the outstanding shares of capital stock of Novelle are owned by IFC.

(j) No amendment or supplement to the Registration Statement or Prospectus, including documents deemed to be incorporated by reference therein, shall be filed prior to the time the Registration Statement becomes effective to which you object in writing.

(k) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the time of purchase or the Option Closing Date, as the case may be, shall have been made within the applicable time period prescribed for such filing by Rule 424.

(l) Prior to the time of purchase or the Option Closing Date, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under
Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(m) Between the time of execution of this Agreement and the time of purchase or the Option Closing Date, as the case may be, (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and
(ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

(n) The Company will, at the time of purchase or Option Closing Date, as the case may be, deliver to you a certificate of two of its executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct as of each such date, that the Company shall perform such of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the Option Closing Date, as the case may be and the conditions set forth in paragraphs (l) and (m) of this Section 7 have been met.

(o) You shall have received signed letters, dated the date of this Agreement, from IFC and each of the respective directors and officers of the Company and IFC to the effect that such persons shall not sell, offer or agree to sell, contract to sell, hypothecate, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to the Common Stock (except for options granted pursuant to employee benefit plans existing on the date of this Agreement and for issuances of Common Stock upon the exercise of such outstanding options) for a period of 45 days after the date of the Prospectus without UBS Warburg's prior written consent.

(p) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and the Option Closing Date, as the case may be, as you may reasonably request.

(q) The Shares shall have been approved for listing on the American Stock Exchange, subject only to notice of issuance at or prior to the time of purchase or the Option Closing Date, as the case may be.

(r) The Selling Stockholder will at the time of purchase and the Option Closing Date, as the case may be, deliver to you (i) a certificate of the Selling Stockholder to the effect that the representations and the warranties of the Selling Stockholder as set forth in this Agreement are true and correct as of each such date, (ii) a certificate of the Selling Stockholder's Secretary or HBK Investments L.P.'s Secretary and (iii) a cross-receipt.

8.  Effective Date of Agreement; Termination.  This Agreement shall become
    ----------------------------------------
effective upon execution by you.

          The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, (y) there has been any material adverse and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the operations, business, condition or prospects of the Company and its Subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable to market the Shares, or (z) there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) under the Act or, if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the Option Closing Date, as the case may be, trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of such group of Underwriters, to make it impracticable to market the Shares.

          If you or any group of Underwriters elects to terminate this Agreement as provided in this Section 8, the Company, the Selling Stockholder and each other Underwriter shall be notified promptly by letter or telegram.

          If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholder, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company or the Selling Stockholder, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(n), 6 and 10 hereof, as applicable), and the Underwriters shall be under no obligation or liability to the Company and the Selling Stockholder under this Agreement (except to the extent provided in Section 10 hereof) or to one another hereunder.

9.  Increase in Underwriters' Commitments.  Subject to Sections 7 and 8, if any
    -------------------------------------
Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

          Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Selling Stockholder agree with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

          The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with like effect as if such substituted Underwriter had originally been named in Schedule A.

          If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company or the Selling Stockholder to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or the Selling Stockholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10.  Indemnity and Contribution.
     --------------------------

          (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading; provided, however, that the indemnity agreement contained in this
            --------  -------
subsection (a) with respect to any Preliminary Prospectus Supplement or amended Preliminary Prospectus Supplement shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, damage, expense, liability or claim purchased the Shares which is the subject thereof if the Prospectus Supplement, as of its date, corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of such Prospectus Supplement to such person at or prior to the written confirmation of the sale of such Shares to such person, unless the failure is the result of non-compliance by the Company with the first clause of paragraph (b) of Section 5 hereof.

          The Selling Stockholder agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading; provided,
                                                                 --------
however, that the indemnity agreement contained in this subsection (a) with
-------
respect to any Preliminary Prospectus Supplement or amended Preliminary Prospectus Supplement shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, damage, expense, liability or claim purchased the Shares which is the subject thereof if the Prospectus Supplement, as of its date, corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of such Prospectus Supplement to such person at or prior to the written confirmation of the sale of such Shares to such person, unless the failure is the result of non-compliance by the

Company with the first clause of paragraph (b) of Section 5 hereof; provided,
                                                                    --------
further, that the liability of the Selling Stockholder pursuant to this
-------
subsection 10(a) shall not exceed the product of the number of Shares to be sold by the Selling Stockholder and the public offering price per share as set forth on the cover page of the Prospectus.

          If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company or the Selling Stockholder, as applicable, pursuant to the foregoing paragraphs, such Underwriter or such person shall promptly notify the indemnifying party in writing of the institution of such Proceeding and the Company or the Selling Stockholder, as applicable, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the indemnifying
          --------  -------
party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any Underwriter or any such person or otherwise except to the extent the indemnifying party was materially prejudiced by such omission. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party, and paid as incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the indemnifying party, the indemnifying party agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

          (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, the Selling Stockholder and any person who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

          If any Proceeding is brought against the Company, the Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Selling Stockholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such
--------  -------

Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company, the Selling Stockholder or any such person or otherwise. The Company, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, the Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

          (c) If the indemnification provided for in this Section 10 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 10 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares or (ii) if, the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder, on the one hand, and of the Underwriters, on the other, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholder and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholder, on the one hand, and of the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding. In no event shall the liability of the Selling Stockholder pursuant to this subsection 10(c) exceed the product of the number of Shares to be sold by the Selling Stockholder and the public offering price per share as set forth on the cover page of the Prospectus.

          (d) The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 10 are several in proportion to their respective underwriting commitments and not joint.

          (e)  The indemnity and contribution agreements contained in this
Section 10 and the covenants, warranties and representations of the Company and the Selling Stockholder contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, the Selling Stockholder and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

11.  Notices.  Except as otherwise herein provided, all statements, requests,
     -------
notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Warburg LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention: Syndicate Department; if to the Company, it shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 1401 Dove Street, Newport Beach, CA 92660, Attention: Ron Morrison; and if to the Selling Stockholder it shall be sufficient in all respects if delivered or sent to the Selling Stockholder at the offices of the Selling Stockholder at 300 Crescent Court, Suite 700, Dallas, TX 75201, Attention: Jon Mosle.

12.  Governing Law; Construction.  This Agreement and any claim, counterclaim or
     ---------------------------
dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

13.  Submission to Jurisdiction.  Except as set forth below, no Claim may be
     --------------------------
commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Selling Stockholder consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Stockholder hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS Warburg LLC or any indemnified party. Each of UBS Warburg LLC and the Company and the Selling Stockholder (in the case of the Company and the Selling Stockholder on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Stockholder agree that a final, non-appealable judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and the Selling Stockholder and may be enforced in any other courts in the jurisdiction of which the Company or the Selling Stockholder is or may be subject, by suit upon such judgment.

14.  Parties at Interest.  The Agreement herein set forth has been and is made
     -------------------
solely for the benefit of the Underwriters, the Company and the Selling Stockholder and to the extent provided in Section 10 hereof the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15.  Counterparts.  This Agreement may be signed by the parties in one or more
     ------------
counterparts which together shall constitute one and the same agreement among the parties.

16.  Successors and Assigns.  This Agreement shall be binding upon the
     ----------------------
Underwriters, the Company and the Selling Stockholder and their successors and assigns and any successor or assign of any substantial portion of the

Company's, the Selling Stockholder's and any of the Underwriters' respective businesses and/or assets.

17.  Miscellaneous.  UBS Warburg LLC, an indirect, wholly owned subsidiary of
     -------------
UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS Warburg LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS Warburg LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

          A lending affiliate of UBS Warburg LLC may have lending relationships with issuers of securities underwritten or privately placed by UBS Warburg LLC. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by UBS Warburg LLC will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of UBS Warburg LLC.

          If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholder and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholder and the Underwriters, severally.


                                        Very truly yours,

                                        IMPAC MORTGAGE HOLDINGS, INC.


                                        By: /S/ RONALD M. MORRISON
                                            ------------------------------
                                            Name: RONALD M. MORRISON
                                            Title: GENERAL COUNSEL and SECRETARY

                                        HBK MASTERFUND L.P.

                                        By: HBK Investments L.P.,
                                           ------------------------------
                                             Investment Manager


                                        By: /S/ KEVIN O'NEAL
                                           ------------------------------
                                           Name: KEVIN O'NEAL
                                           Title: AUTHORIZED SIGNATORY

Accepted and agreed to as of the
 date first above written, on
 behalf of themselves and the Underwriters

UBS WARBURG LLC

By: /S/ HALLE J. BENETT
    ------------------------------
      Name: HALLE J. BENETT
      Title: DIRECTOR

By: /S/ JONATHAN DEVER
    ------------------------------
      Name: JONATHAN DEVER
      Title: DIRECTOR

                                  SCHEDULE A

                                                                Number of
Underwriter                                                    Firm Shares
-----------                                                    -----------

UBS WARBURG LLC                                                 4,230,000
RBC DAIN RAUSCHER INC.                                          1,233,750
JOLSON MERCHANT PARTNERS, LLC                                   1,057,500
SANDLER O'NEILL & PARTNERS, L.P.                                  528,750
WEDBUSH MORGAN SECURITIES INC.                                     75,000
CHATSWORTH SECURITIES LLC                                          75,000
FLAGSTONE SECURITIES, LLC                                          75,000
JANCO PARTNERS, INC.                                               75,000
LADENBURG CAPITAL MANAGEMENT                                       75,000
LEGG MASON WOOD WALKER, INCORPORATED                               75,000
                                                               -----------
                        Total................................   7,500,000
                                                               ===========